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                            PRIVATE INVESTMENT CLASS

                                     OF THE

                            LIQUID ASSETS PORTFOLIO

                                       OF

                           SHORT-TERM INVESTMENTS CO.

                       Supplement dated February 16, 1996
                   to the Statement of Additional Information
                            dated December 12, 1995



         The paragraph under the caption "Fee Waivers" on page 11 of the Statement of Additional Information is revised to read in its entirety as follows:

         "AIM may, from time to time, agree to waive voluntarily all or any portion of its fees or reimburse the Portfolio for certain of its expenses. Such waivers or reimbursements may be discontinued at any time."